Exhibit 99.2

UBS Global Life Science Conference September 21, 2010 NASDAQ: SOMX

Forward Looking Statements This presentation contains forward-looking statements about our business, including our commercialization timeline, plans and outlook, future financial results and events that have not yet occurred. Operating in the pharmaceutical industry inherently involves significant risks and uncertainties, including the risks outlined under "Risk Factors" and elsewhere in our Annual Report on Form 10-K and our other filings made with the SEC from time to time. Our actual results may differ materially from our expectations due to these risks and uncertainties, including our near-term dependence on the success of our lead product candidate, Silenor(r), and factors relating to ability to raise sufficient capital, competition, intellectual property protection, industry environment, and other matters. Somaxon undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof. 2

Executing Our Strategy 3 In-license Clinic Drug development 2 Phase II, 4 Phase III Studies NDA Filing, FDA Approval Established co-promote partnership Launched Silenor for insomnia Specialty Pharma Company 3Q 2010 3Q 2010 1Q 2010 2006 2003

Investment Attributes

- **Streamlined specialty pharmaceutical company**
  - Central nervous system therapeutics
  - Focused on high value branded pharmaceuticals
- **Established commercial organization**
  - Focused on specialty markets
  - Management with deep commercial expertise
- **Silenor: Highly differentiated product, meaningful revenue potential**
  - Attractive product profile
  - Strong IP and life-cycle opportunities
- **Launching Silenor with experienced partner P&G**
  - Focused on primary care and pharmacies
  - Deal structure preserves asset value and company autonomy

4

Somaxon Pharmaceuticals

Silenor for Insomnia


Silenor
Silenor

ATTRIBUTES	IMPLICATIONS
H1 antagonist[1,2]	MOA distinct from products that work through GABA-modulated, nonselective CNS depression
Supports 7-8 hours of sleep[3]	Helps patients reach their sleep maintenance goal
No next-day residual effects in most patients	As demonstrated by standard psychomotor tests[1,3]
No evidence of rebound insomnia or tolerance[1,3]	Important considerations for long-term use
Adverse-event profile comparable to placebo[1,3]	Comparably low rate of discontinuation due to adverse events seen in clinical trials
Not a controlled substance[1]	No abuse potential or evidence of physical dependence/withdrawal symptoms

Sources: 1. Silenor® (doxepin) tablets Prescribing Information. San Diego, CA: Somaxon Pharmaceuticals, Inc.; revised March 2010. 2. Kryger MH, Roth T, Dement WC, eds. *Principles and Practice of Sleep* Medicine. 4th ed. Philadelphia, PA: Elsevier Saunders; 2005. 3. Data on file. San Diego, CA: Somaxon Pharmaceuticals, Inc.

5

Somaxon Pharmaceuticals

Insomnia Market Dynamics

- **U.S. market under-diagnosed and under-treated**
  - 70 million estimated to suffer from insomnia
  - 14 million (20%) are currently on Rx treatment

- **Associated with high costs and multiple adverse events[1,2,3]**
  - Annual direct and indirect costs: May be as high as \$92.5 - \$107.5 billion
  - Estimated total annual cost to employers for sick days: \$44.5 billion
  - Impaired memory, cognitive and social functioning

- **Increases risk for comorbidities[2,3]**
  - Psychiatric disorders; Cardiovascular disease
  - Impaired glucose tolerance and diabetes; Obesity
  - Musculoskeletal problems; Chronic pain

6

Sources: IMS Health data. 1. Hossain JL, Shapiro CM. *Sleep Breath.* 2002;6(2):85-102. 2. Roth T, Culpepper L. *Clin Symp.* 2008;58(1):3-32. 3. NIH Consensus and State-of- the-Science Statements. 2005;22(2):1-30.

Somaxon Pharmaceuticals

Market Insights

Physician Insights

- Insomnia is a complicated, widespread and ever-increasing problem
- Agree that final 1/3 of night's sleep is important
- Clinical experience dictates product perceptions, more than data
  - "My patients will tell me if it is effective or not"

Patient Insights

- Insomnia described as life marked by a sense of chaos and disorganization
- Generally suffered with moderate-to-severe insomnia for years
- Self-medicate with OTCs before seeking Physician Rx
  - Key switch driver is lack of OTC efficacy and disease severity

Source: Somaxon market research.

7

Somaxon Pharmaceuticals

Primary Issue: Sleep Maintenance 8 Silenor addresses the two most common complaints Source: National Sleep Foundation. Summary of findings: 2008 Sleep in America poll. n = 1760 respondents. Maintenance Onset Difficulty Falling Asleep 64% of patients polled had sleep problems... Frequent Nocturnal Awakenings Early Morning Awakenings Difficulty Falling Asleep 29% 42% 26%

Large and Accessible Market

- $2 billion in U.S. sales in 2009
- Over 67 million U.S. TRx's written in 2009
- Concentrated market
  - ~44,000 doctors write half the TRx's
  - 30% of highest prescribing doctors are specialists
  - Top decile prescribers average >1,000 Rx's /year
- Solid "window of opportunity" for new treatments
  - Avoid of new and differentiated insomnia treatments since 2006
  - No "novel" compounds expected to launch in near term
- Competitive promotional spending is decreasing
  - Number of primary details is decreasing
  - DTC spending down dramatically year-over-year
  - Consistent trend across brands

9

Source: IMS Health data.

Somaxon Pharmaceuticals

Silenor Commercial Strategy

Target high-prescribing physicians

- Somaxon sales force targets 18K specialists
- P&G sales force targets 17K PCPs
- Combined effort reaches 40% of prescription market

Deploy comprehensive promotional/marketing campaign

- Targeting physicians and consumers

Drive patient access initiatives

- Managed care; Co-pay assistance
- Use sampling advantage

Build brand awareness

- Publication strategy; medical education; public relations

It's all about DIFFERENTIATION

➡ Different **Mechanism**

➡ Different **Efficacy** Profile

➡ Different **Safety** and **Tolerability** Profile

➡ Different **Patient Experience**

10

Somaxon Pharmaceuticals

Strategic Partnership Leverages P&G's highly regarded and tenured professional health care sales forcePrimary details for Silenor to physicians and pharmacistsEnables Somaxon to retain significant economic and long-term control of SilenorLife-cycle management: P&G has right of first negotiation to develop and market Silenor for OTC in U.S.Runs through Dec. 31, 2012; mutually renewable thereafter 11

Co-Promotion Structure

Somaxon Pharmaceuticals

- Sales force of 110
- Focused on specialists
- Leading marketing effort
- Manufacture and distribute product
- Book all revenues

Silenor® doxepin tablets

P&G

- Sales force of 105
- Receives fixed fee and royalty on U.S. net sales
- Focused on primary care physicians
- Targeting 25K pharmacies at launch
- Provide supplemental managed care support

12

Somaxon Pharmaceuticals

Compelling Brand Message

Brand Identity

Refreshingly Different



Silenor

Positioning

Silenor is the first-line therapy for sleep maintenance insomnia

Key Messages

- ***A full 7-8 hours of sleep***
- ***Safe for chronic use***
- ***Non-addicting, no abuse potential***
- ***Placebo-like side effect profile***
- ***No meaningful hangover effect***
- ***Unique MOA***

Broad clinical profile
Safety
Tolerability
Patient benefits

13

Somaxon Pharmaceuticals

Professional Campaign

- **Integrated marketing campaign to 35K high value physicians**
  - High impact brand awareness programs
  - Supportive sales aids and branded marketing materials
- **Non-personal promotion to reach non-called-on prescribers**
  - Web-based and media initiatives to reach prescribers
- **25K targeted pharmacy calls**
  - Unique dose pack to establish Silenor brand at the pharmacy
- **Samples – a competitive advantage**
  - Drives physician access
  - 7-count Patient Starter Kit to top decile prescribers at launch
  - 4-count sample packs for sales rep delivery and direct distribution

14

Somaxon Pharmaceuticals

Comprehensive Branding 15

Direct to Insomniac Campaign

- Internet rivals traditional DTC ads for Rx info by consumers before seeing MD[1]
- Consumers seek insomnia info in general before searching for specific medications[1]
- Physicians remain the most important source of Rx education
  - Internet a close second[2]
- Physician internet use replacing traditional sources of medical info[3]

> **"Insomnia patients more likely than those with most other health conditions to use the internet for medical information"**
> *Trend report 2008*

16 Sources: 1. Somaxon market research, 2008. 2. Trend Report 2008. 3. Manhattan Research

Somaxon Pharmaceuticals

Direct to Insomniac Campaign

<u>Multi-faceted Outreach Strategy</u>

- **Web property deployment**
  - www.silenor.com
  - Outreach through Web MD
  - Search engine optimization (Google, YAHOO!, etc.)


Silenor
Now Available
Struggling to stay asleep?

- **Public Relations**
  - Build awareness of disease and Silenor brand

- **Point of Care – MD Office**
  - In-office video
  - Patient brochure

- **Point of Care – Pharmacy**
  - Direct product messaging to OTC sleep aid and anti-depressant users
  - Complements P&G efforts

17

Somaxon Pharmaceuticals

Managed Care

- **Targeting Tier 3 at launch for majority of plans**
  - Minimize step edits and quantity limits
  - 3mg /6mg priced competitively at $151.50/pack
- **Normalize the cost to the patient through co-pay assistance**
  - First Rx and two refills
  - Configured to be delivered as physical part of the sample
  - Out of pocket expense expected to be less than $1 per day to patient
- **Target largest/influential commercial plans for potential Tier 2 coverage**
  - Dossier and formulary kit finalized
- **Prioritize government programs**
  - Product profile supports use in Medicare population
  - Actively pursuing opportunity in the VA/DOD system

18

Somaxon Pharmaceuticals

Financials Financials 19

Building the Enterprise

- **Successfully launch Silenor**
  - Potential for meaningful revenue
  - Establish commercial presence
- **Extend Silenor franchise**
  - Secure additional IP
  - Life cycle management for Rx product
  - Potential for OTC
- **Leverage existing commercial operations**
  - Consider co-promote opportunities
- **Focus on growth**
  - In-license or acquire proprietary marketed or development-stage products

20

Somaxon Pharmaceuticals

Investment Attributes

- **Streamlined specialty pharmaceutical company**
  - Central nervous system therapeutics
  - Focused on high value branded pharmaceuticals
- **Established commercial organization**
  - Focused on specialty markets
  - Management with deep commercial expertise
- **Silenor: Highly differentiated product, meaningful revenue potential**
  - Attractive product profile
  - Strong IP and life-cycle opportunities
- **Launching Silenor with experienced partner P&G**
  - Focused on primary care and pharmacies
  - Deal structure preserves asset value and company autonomy

21

Somaxon Pharmaceuticals